SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2004

Commission	Exact Name of Registrant as Specified in	I.R.S. Employer
File Number	its Charter, State of Incorporation,	Identification
	Address and Telephone Number	No.

1-11607	DTE Energy Company	38-3217752
(a Michigan corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000

1-2198	The Detroit Edison Company	38-0478650
(a Michigan Corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000

Item 7. Exhibits

99.1	Earnings Release of The Detroit Edison Company (“Detroit Edison”) dated February 3, 2004, including reconciliation and representations required by Regulation G.

Item 12. Results of Operations and Financial Conditions

     Detroit Edison, a wholly-owned subsidiary of DTE Energy Company (“DTE Energy”) is furnishing the Securities and Exchange Commission (SEC) with its earnings release issued February 3, 2004 announcing financial results for the year ended December 31, 2003. A copy of the earnings release is furnished as Exhibits 99.1 to this report and contains the reconciliation and representations required by the SEC’s Regulation G.

     Forward-Looking Statements:

     This Form 8-K contains “forward-looking statements” that are subject to risks and uncertainties. They should be read in conjunction with the forward-looking statements in DTE Energy’s and The Detroit Edison Company’s 2002 Form 10-K Item 1 (incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison that discuss important factors that could cause DTE Energy’s and Detroit Edison’s actual results to differ materially. DTE Energy and Detroit Edison expressly disclaim any current intention to update any forward-looking statements contained in this document as a result of new information or future events.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

Date: February 3, 2004	DTE ENERGY COMPANY
(Registrant)

/s/ N. A. Khouri
N. A. Khouri
Vice President and Treasurer

THE DETROIT EDISON COMPANY
(Registrant)

/s/ N. A. Khouri
N. A. Khouri
Vice President and Treasurer

Exhibit Index

Exhibit
Number	Description

99.1	Earnings Release of Detroit Edison, dated February 3, 2004, including reconciliation and representations required by Regulation G.

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